Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT
This Amendment No. 1 to Asset Purchase Agreement (this “Amendment”) is made as of May 31, 2013, by and among the RECEIVER OF PMI MORTGAGE INSURANCE CO. IN REHABILITATION on behalf of PMI MORTGAGE INSURANCE CO., an Arizona stock insurance corporation (“PMI”), ARCH U.S. MI SERVICES INC., a Delaware corporation (the “Purchaser”), and, solely for the purposes expressly set forth in the Purchase Agreement as amended hereby, ARCH CAPITAL GROUP (US) INC., a Delaware corporation (the “Purchaser Parent”). PMI, the Purchaser and, solely for the purposes expressly set forth in the Purchase Agreement as amended hereby, the Purchaser Parent shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party.” Capitalized terms used but not defined herein have the meanings given to them in the Purchase Agreement.
RECITALS
WHEREAS, the Parties entered into a Asset Purchase Agreement, dated as of February 7, 2013 (including the exhibits and schedules thereto, the “Purchase Agreement”);
WHEREAS, Section 13.8 of the Purchase Agreement provides that no amendment or waiver of any provision of the Purchase Agreement shall be valid unless in writing and signed by the Party to be charged with such amendment or waiver; and
WHEREAS, the Parties desire to amend, modify and supplement the Purchase Agreement as described in this Amendment.
NOW, THEREFORE, for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
1.Replacement of Exhibit B to the Purchase Agreement. Exhibit B to the Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.
1.    References in the Purchase Agreement. All references in the Purchase Agreement to “this Agreement” shall mean the Purchase Agreement as amended by this Amendment.
2.    Limitation of Amendment. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver or modification of any term, condition or covenant of the Purchase Agreement. Any conflict between the terms herein and in the Purchase Agreement shall be governed by the terms of this Amendment. Except as expressly amended hereby, all terms and conditions set forth in the Purchase Agreement are hereby affirmed by the Parties and shall remain in full force and effect.
3.    Severability. The determination of any court that any provision of this Amendment is invalid or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity of the offending term or provision in any other situation or in any other jurisdiction. Upon such a determination, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
4.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO RULES GOVERNING CONFLICT OF LAWS THEREIN.

5.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Original signatures hereto may be delivered by facsimile or .pdf which shall be deemed originals.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.
THE RECEIVER OF PMI MORTGAGE INSURANCE CO., IN REHABILITATION, ON BEHALF OF PMI MORTGAGE INSURANCE CO.

By: /s/ Truitte D. Todd
Print name: Truitte D. Todd
Title: Special Deputy Receiver

[Amendment No. 1 to Asset Purchase Agreement]

ARCH U.S. MI HOLDINGS INC.

By: /s/ David Gansberg
Print name: David Gansberg
Title: President & CEO

SOLELY FOR THE LIMITED PURPOSES SET FORTH IN THE PURCHASE AGREEMENT AS AMENDED HEREBY
ARCH CAPITAL GROUP (US) INC.

By: /s/ Joseph S. Labell
Print name: Joseph S. Labell
Title: Vice President & Deputy General Counsel

[Amendment No. 1 to Asset Purchase Agreement]